UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(D) of the Securities Exchange Act Of 1934

Date of report (Date of earliest event reported): August 11, 2026

STEREOTAXIS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-36159	94-3120386
(Commission File Number)	(IRS Employer Identification No.)

710 North Tucker Boulevard, Suite 110, St. Louis, Missouri	63101
(Address of Principal Executive Offices)	(Zip Code)

(314) 678-6100

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	STXS	NYSE American LLC

Item 2.02	Results of Operations and Financial Condition

On August 11, 2026, Stereotaxis, Inc. (the “Company”) issued a press release (the “Earnings Press Release”) setting forth its financial results for the 2026 second quarter. A copy of the Earnings Press Release is being filed as Exhibit 99.1 hereto, and the statements contained therein are incorporated by reference herein.

Forward-Looking Statements and Additional Information

Statements are made herein or incorporated herein that are “forward-looking statements” as defined by the Securities and Exchange Commission (the “SEC”). All statements, other than statements of historical fact, included or incorporated herein that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements are not guarantees of future events or the Company’s future performance and are subject to risks, uncertainties and other important factors that could cause events or the Company’s actual performance or achievements to be materially different than those projected by the Company. For a full discussion of these risks, uncertainties and factors, the Company encourages you to read its documents on file with the SEC. Except as required by law, the Company does not intend to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

In accordance with General Instruction B.2. of Form 8-K, the information contained in Item 2.02 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

99.1	Stereotaxis, Inc. Earnings Press Release dated August 11, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEREOTAXIS, INC.

Date: August 11, 2026	By:	/s/ Kimberly R. Peery
	Name:	Kimberly R. Peery
	Title:	Chief Financial Officer